THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2005

Principal Portfolio Managers

The following are the principal persons primarily responsible for the day-to-day management of the assets of Lazard High Yield Portfolio. The Portfolio is managed on a team basis. This information replaces any contrary information contained in the Prospectus.

High Yield Portfolio—J. William Charlton (since November 2002) and Thomas M. Dzwil (since May 2003)

Feburary 1, 2006